                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 23

VOT SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust              [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are     DENNIS J. MCDONNELL AND DON G. POWELL
generally free from federal income
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of April 30, 1998*


AAA...................     58.0%
AA....................     11.9%
A.....................     16.0%
BBB...................     13.2%
BB....................      0.9%

* As a percentage of Long-Term Investments based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated security. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.
    Overall, we limited the number of new acquisitions because current market yields were below the average yield of bonds in the Trust. We purchased a number of long-term bonds with relatively high yields, which allowed us to extend the call protection of the Trust. These bonds included AA-rated long-term housing securities, as well as long-term

                                                         Continued on page three
hospital issues rated A or BBB. In addition, we sold bonds which had outperformed the market in order to capture the price appreciation, and replace them with securities we felt were undervalued and had strong potential for an increase in price. These trades involved swaps between different states and different coupons. We had little trouble finding replacement bonds because there was a substantial supply of new securities to choose from.
    Most of our purchases were discount securities. In a falling interest rate environment, these securities have the potential to appreciate in value faster than premium securities as they move closer to maturity. They also have a longer duration, making them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as the low interest rate environment caused bonds previously priced to maturity to be priced to call dates. As of April 30, the duration of the Trust was 7.11 years compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Health Care ............................    19.3%
    Single-Family Housing ..................    11.3%
    Retail Electric/Gas/Telephone ..........    10.9%
    General Purpose ........................    10.4%
    Industrial Revenue .....................    10.1%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 11.47 percent(1). This reflects a gain in market price per common share from $12.6875 on October 31, 1997, to $13.7500 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.67 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.86 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket.
    As a result of an increase in Trust earnings, the Board of Trustees approved an increase in its monthly dividend from $0.0625 to $0.0650 per common share, first payable December 31, 1997. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                             Distribution per Common Share
Nov 1997...........................  $.0625
Dec 1997...........................  $.0650
Jan 1998...........................  $.0650
Feb 1998...........................  $.0650
Mar 1998...........................  $.0650
Apr 1998...........................  $.0650


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.


ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

           VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II
                           (NYSE TICKER SYMBOL--VOT)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    11.47%
Six-month total return based on NAV(2)....................     3.01%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.67%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     8.86%

SHARE VALUATIONS

Net asset value...........................................  $  14.56
Closing common stock price................................  $13.7500
Six-month high common stock price (02/24/98)..............  $14.5000
Six-month low common stock price (11/03/97)...............  $12.5625
Preferred share (Series A) rate(5)........................     4.15%
Preferred share (Series B) rate(5)........................     4.10%
Preferred share (Series C) rate(5)........................     3.79%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.2%
          ALABAMA  0.3%
$ 1,000   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem
          Hosp Ser A......................................   5.600%   11/01/16  $  1,005,900
                                                                                ------------
          ALASKA  1.1%
  3,000   North Slope Borough, AK Ser B (FSA Insd)........   6.100    06/30/99     3,076,830
                                                                                ------------
          ARIZONA  1.2%
  3,100   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     3,440,194
                                                                                ------------
          CALIFORNIA  13.9%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd)................................   6.000    09/01/16     1,444,794
  4,600   California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg.....................................   5.500    06/01/10     4,868,640
  5,905   California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg.....................................   5.500    06/01/14     6,194,994
  2,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Ser A.......................................   6.500    01/01/32     2,166,100
  2,000   Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
          (MBIA Insd).....................................   6.750    11/01/11     2,242,640
  3,500   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Reg
          Park & Open Space Dist..........................   5.000    10/01/16     3,385,305
  2,860   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
          Rev Ppty Ser A Rfdg (FGIC Insd).................   5.000    07/01/21     2,742,397
 11,500   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) (b)..................   5.375    09/01/23    11,516,330
  2,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)...........................................   6.000    07/01/08     2,215,800
  3,000   Southern CA Pub Pwr Auth Pwr Proj Rev San Juan
          Unit 3 Ser A (MBIA Insd)........................   5.000    01/01/20     2,888,370
                                                                                ------------
                                                                                  39,665,370
                                                                                ------------
          COLORADO  4.7%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05).......   7.000    08/31/26     1,177,980
  7,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05).......       *    08/31/26     1,115,775
  1,600   Denver, CO City & Cnty Arpt Rev Ser A...........   6.900    11/15/98     1,625,792
  1,250   Denver, CO City & Cnty Arpt Rev Ser A...........   7.000    11/15/99     1,303,213
  2,650   Denver, CO City & Cnty Arpt Rev Ser B...........   7.250    11/15/05     2,963,998
    895   Denver, CO City & Cnty Arpt Rev Ser B...........   7.250    11/15/07       995,213
    105   Denver, CO City & Cnty Arpt Rev Ser B
          (Prerefunded @ 11/15/02)........................   7.250    11/15/07       119,095
  1,500   Denver, CO City & Cnty Arpt Rev Ser D...........   7.750    11/15/13     1,862,115
  2,500   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................       *    09/01/11     1,268,925
  4,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................       *    09/01/22     1,073,920
                                                                                ------------
                                                                                  13,506,026
                                                                                ------------
          CONNECTICUT  1.5%
  4,235   Connecticut St Dev Auth Pkg Fac Hartford Hosp
          Rev (MBIA Insd).................................   6.875    10/01/06     4,412,616
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          FLORIDA  3.7%
$ 2,000   Dade Cnty, FL Genl Oblig Seaport Bonds
          (Prerefunded @ 10/01/01) (AMBAC Insd)...........   6.500%   10/01/26  $  2,162,040
  1,050   Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
          (GNMA Collateralized)...........................   6.550    07/01/14     1,118,407
  2,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000    05/01/22     2,299,220
  1,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)...............................   6.500    02/01/11     1,077,980
  3,590   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi Cnty Ser A (GNMA Collateralized)......   6.650    08/01/21     3,816,996
                                                                                ------------
                                                                                  10,474,643
                                                                                ------------
          GEORGIA  1.9%
  2,000   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr
          Co Plant Vogtle Proj (MBIA Insd)................   6.350    05/01/19     2,078,220
  3,000   Muni Elec Auth GA Proj One Sub Ser A (AMBAC
          Insd)...........................................   6.000    01/01/04     3,227,430
                                                                                ------------
                                                                                   5,305,650
                                                                                ------------
          ILLINOIS  7.0%
  3,365   Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd)....................................       *    01/01/17     1,157,055
  4,860   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).................................   7.000    09/01/27     5,391,295
  1,415   Chicago, IL Single Family Mtg Rev Ser B (GNMA
          Collateralized).................................   7.625    09/01/27     1,610,242
  3,000   Illinois Dev Fin Auth Solid Waste Disposal
          Rev.............................................   5.950    12/01/24     3,231,270
  4,305   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg............................................   6.000    11/15/10     4,558,737
  1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
          Cent A Rfdg.....................................   8.800    06/01/06     1,017,990
  2,615   Peoria, Moline & Freeport, IL Coll Mtg Ser A
          (GNMA Collateralized)...........................   7.600    04/01/27     2,964,286
                                                                                ------------
                                                                                  19,930,875
                                                                                ------------
          INDIANA  3.3%
  1,165   Concord, IN Cmnty Schs Bldg Corp First Mtg
          (Prerefunded @ 7/01/05) (FSA Insd)..............   7.000    07/01/11     1,354,790
  4,000   East Chicago, IN Elementary Sch Bldg Corp First
          Mtg Ser A.......................................   6.250    07/05/08     4,413,280
  3,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd)............................   7.000    08/15/15     3,653,370
                                                                                ------------
                                                                                   9,421,440
                                                                                ------------
          IOWA  0.4%
  1,200   Ottumwa, IA Hosp Fac Rev Rfdg...................   6.000    10/01/18     1,252,032
                                                                                ------------
          KENTUCKY  0.7%
  2,000   Jefferson Cnty, KY Hlth Fac Rev (MBIA Insd).....   5.125    10/01/27     1,919,300
                                                                                ------------
          LOUISIANA  1.1%
  2,800   Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (FSA Insd).....................   7.050    04/01/22     3,019,912
                                                                                ------------
          MAINE  0.8%
  2,215   Maine St Hsg Auth Mtg Purp Ser C2...............   6.875    11/15/23     2,362,718
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MARYLAND  0.3%
$ 1,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Ser C...........................................   5.550%   07/01/27  $  1,003,220
                                                                                ------------
          MASSACHUSETTS  2.7%
  1,700   Massachusetts St Hlth & Edl Fac Auth Rev Cape
          Cod Hlth Ser A-3 (Connie Lee Insd)..............   5.000    11/15/11     1,695,002
  2,500   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Mem Med Cent Ser A..............................   6.000    10/01/23     2,502,800
  3,335   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental
          Ser A Rfdg (AMBAC Insd).........................   6.600    07/01/14     3,583,024
                                                                                ------------
                                                                                   7,780,826
                                                                                ------------
          MICHIGAN  2.9%
  1,000   Battle Creek, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 05/01/04)....................   7.600    05/01/16     1,173,050
  3,300   Michigan St Bldg Auth Rev (MBIA Insd)...........   6.250    10/01/20     3,523,575
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................   5.500    10/01/18     1,002,470
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................   5.500    10/01/27       997,060
  1,500   Michigan St Hsg Dev Auth Multi-Family Rev Ltd
          Oblig Ser A Rfdg (GNMA Collateralized)..........   6.600    04/01/30     1,601,925
                                                                                ------------
                                                                                   8,298,080
                                                                                ------------
          MISSISSIPPI  0.6%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
          Res Inc Rfdg....................................   7.300    05/01/25     1,583,835
                                                                                ------------
          MISSOURI  2.5%
  1,200   Branson, MO Tourism Tax Rev (a).................   5.000    01/01/18     1,164,816
  4,500   Kansas City, MO Muni Assistance Corp Rev Rfdg
          (MBIA Insd).....................................   5.000    04/15/20     4,342,905
  1,500   Saint Louis Cnty, MO Mtg Rev Ctfs Receipt Ser H
          (GNMA Collateralized)...........................   5.400    07/01/18     1,545,630
                                                                                ------------
                                                                                   7,053,351
                                                                                ------------
          NEVADA  1.2%
  2,970   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)...............................   7.200    10/01/22     3,301,333
                                                                                ------------
          NEW JERSEY  4.0%
  1,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.000    07/01/06     1,099,730
  1,750   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................   6.625    07/01/17     1,881,950
  5,630   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
          Insd)...........................................   5.450    02/01/32     5,629,493
  2,500   Secaucus, NJ Muni Util Auth Swr Rev Ser A
          Rfdg............................................   6.000    12/01/08     2,739,875
                                                                                ------------
                                                                                  11,351,048
                                                                                ------------
          NEW YORK  11.4%
  1,485   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A.......................................   7.000    06/15/09     1,614,433

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,515   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/01)..............   7.000%   06/15/09  $  1,647,472
  2,500   New York City Ser A.............................   7.000    08/01/04     2,802,425
  5,000   New York City Ser A-1...........................   6.375    08/01/10     5,506,100
  2,000   New York City Ser B1 (Prerefunded @ 08/15/04)
          (MBIA Insd).....................................   6.950    08/15/12     2,291,360
  1,800   New York City Ser E Rfdg........................   6.600    08/01/03     1,965,258
  1,000   New York St Dorm Auth Rev City Univ Third Genl
          Res Ser 2 (MBIA Insd)...........................   6.250    07/01/19     1,080,990
  3,000   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A Rfdg..........................................   6.000    07/01/06     3,209,310
  1,520   New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp (Connie Lee Insd)..........................   6.500    07/01/09     1,733,499
  2,545   New York St Dorm Auth Rev Secd Hosp New York
          Downtown Rfdg...................................   5.200    02/15/14     2,486,923
    970   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.750    04/01/03     1,015,095
    835   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.400    04/01/04       860,952
    500   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.500    04/01/05       517,700
    500   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.500    04/01/06       517,815
  1,500   New York St Loc Govt Assistance Corp Ser A
          (Prerefunded @ 4/01/02).........................   6.875    04/01/19     1,664,715
  1,375   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Impt Ser D (MBIA Insd).................   5.900    02/15/10     1,485,797
  2,000   New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg......................................   5.500    01/01/16     2,004,800
                                                                                ------------
                                                                                  32,404,644
                                                                                ------------
          NORTH CAROLINA  1.1%
  3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth
          Rev Solid Waste Weyerhaeuser Co.................   5.650    12/01/23     3,015,450
                                                                                ------------
          OHIO  4.1%
  2,000   Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
          Ser B Rfdg (MBIA Insd)..........................   5.250    06/01/08     2,071,840
  1,040   Lorain Cnty, OH Hosp Rev EMH Regl Med Cent Rfdg
          (AMBAC Insd)....................................   7.750    11/01/13     1,232,910
  1,400   Lucas Cnty, OH Hosp Rev.........................   7.625    06/01/15     1,424,136
  2,395   Lucas Cnty, OH Hosp Rev Impt Saint Vincent Med
          Cent (MBIA Insd)................................   6.625    08/15/22     2,628,033
  2,000   Ohio St Wtr Dev Auth Solid Waste Disp Rev.......   6.300    09/01/20     2,133,480

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 1,000   Rocky River, OH City Sch Dist...................   5.375%   12/01/17  $  1,032,510
  1,065   Strongsville, OH................................   6.700    12/01/11     1,228,307
                                                                                ------------
                                                                                  11,751,216
                                                                                ------------
          OKLAHOMA  2.7%
  2,250   Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg...............................   6.125    10/01/14     2,340,855
  2,960   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd).....................   6.250    06/01/07     3,264,880
  1,975   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc.............................................   7.375    12/01/20     2,128,872
                                                                                ------------
                                                                                   7,734,607
                                                                                ------------
          OREGON  0.9%
  2,500   Oregon St Vets Welfare Ser 76A..................   6.050    10/01/28     2,629,650
                                                                                ------------
          PENNSYLVANIA  9.4%
  2,000   Cumberland Cnty, PA Muni Auth Rev First Mtg
          Carlisle Hosp & Hlth............................   6.800    11/15/23     2,176,140
  5,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)
          (a).............................................       *    09/01/20     1,746,716
  1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D...............................   7.050    12/01/10     1,660,200
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          43..............................................   7.500    10/01/25     1,086,980
  4,000   Pennsylvania Hsg Fin Agy Single Family Ser
          56A.............................................   6.150    10/01/27     4,181,000
  1,975   Pennsylvania St Higher Edl Fac Auth Hlth Svcs
          Rev Alleghany, DE Vly Oblig Ser C (MBIA Insd)...   5.300    11/15/06     2,050,504
  1,600   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/01).......   7.250    03/01/11     1,755,472
  2,635   Philadelphia, PA (MBIA Insd)....................   5.000    05/15/25     2,511,129
  7,500   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd) (b).......................................   6.250    07/01/08     8,203,425
  1,315   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
          Sch Dist Ser D (MBIA Insd)......................   6.450    02/01/10     1,441,148
                                                                                ------------
                                                                                  26,812,714
                                                                                ------------
          TENNESSEE  0.8%
  2,095   Tennessee Hsg Dev Agy Mtg Fin Ser A.............   7.125    07/01/26     2,237,691
                                                                                ------------
          TEXAS  1.9%
  2,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04) (MBIA
          Insd)...........................................   6.375    10/01/24     2,224,960
  2,840   Harris Cnty, TX Toll Rd Sub Lien Rev Rfdg.......   6.750    08/01/14     3,082,053
                                                                                ------------
                                                                                   5,307,013
                                                                                ------------
          UTAH  1.0%
  1,050   Intermountain Pwr Agy UT Pwr Supply Rev Ser B...   7.000    07/01/21     1,103,256
  1,680   Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          Ser B-2 (FHA Insd)..............................   6.500    07/01/15     1,786,126
                                                                                ------------
                                                                                   2,889,382
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          VIRGINIA  3.6%
$ 1,250   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd)............   6.600%   08/15/23  $  1,359,063
  1,500   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj.....................   6.500    08/01/10     1,694,520
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)..........   6.900    03/01/19     2,233,060
  3,680   Virginia St Hsg Dev Auth Comwlth Mtg Ser C......   6.250    07/01/11     3,861,792
  1,000   Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg............................................   5.900    11/01/17     1,031,750
                                                                                ------------
                                                                                  10,180,185
                                                                                ------------
          WEST VIRGINIA  2.3%
    735   Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
          Rev West PA Pwr Co Ser C (AMBAC Insd)...........   6.750    08/01/24       814,902
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)..........................   6.850    06/01/22     3,277,350
  2,215   West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Pgm
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd)....   6.750    11/01/33     2,536,596
                                                                                ------------
                                                                                   6,628,848
                                                                                ------------
          WISCONSIN  1.0%
  2,490   Wisconsin St Hlth & Edl Fac Auth Rev (AMBAC
          Insd)...........................................   6.625    02/15/08     2,843,580
                                                                                ------------
          PUERTO RICO  3.2%
  8,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     9,161,520
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
  (Cost $263,187,778).........................................................   282,761,699
SHORT-TERM INVESTMENTS  0.3%
  (Cost $1,000,000)...........................................................     1,000,000
                                                                                ------------
TOTAL INVESTMENTS  99.5%
  (Cost $264,187,778).........................................................   283,761,699
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%...................................     1,298,731
                                                                                ------------
NET ASSETS  100.0%............................................................  $285,060,430
                                                                                ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $264,187,778).......................    $283,761,699
Receivables:
  Interest..................................................       4,555,436
  Investments Sold..........................................         569,318
Unamortized Organizational Costs............................           1,180
Other.......................................................           3,895
                                                                ------------
      Total Assets..........................................     288,891,528
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,953,653
  Custodian Bank............................................         366,302
  Investment Advisory Fee...................................         153,301
  Income Distributions--Common and Preferred Shares.........          73,679
  Administrative Fee........................................          47,169
  Options at Market Value (Net premiums received of
    $18,143)................................................           9,375
  Affiliates................................................           5,522
Accrued Expenses............................................         140,511
Trustees' Deferred Compensation and Retirement Plans........          81,586
                                                                ------------
      Total Liabilities.....................................       3,831,098
                                                                ------------
NET ASSETS..................................................    $285,060,430
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,300 issued with liquidation preference of
  $50,000 per share)........................................    $115,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................         116,813
Paid in Surplus.............................................     172,387,137
Net Unrealized Appreciation.................................      19,582,689
Accumulated Undistributed Net Investment Income.............       1,162,121
Accumulated Net Realized Loss...............................     (23,188,330)
                                                                ------------
      Net Assets Applicable to Common Shares................     170,060,430
                                                                ------------
NET ASSETS..................................................    $285,060,430
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($170,060,430 divided
  by 11,681,272 shares outstanding).........................    $      14.56
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 8,043,743
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      925,815
Administrative Fee..........................................      284,866
Preferred Share Maintenance.................................      178,907
Trustees' Fees and Expenses.................................       13,011
Custody.....................................................        9,618
Legal.......................................................        4,028
Amortization of Organizational Costs........................        3,968
Other.......................................................       99,153
                                                              -----------
    Total Expenses..........................................    1,519,366
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,524,377
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $   334,253
    Options.................................................       31,199
    Futures.................................................     (189,221)
                                                              -----------
    Net Realized Gain.......................................      176,231
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,172,681
                                                              -----------
  End of the Period:
    Investments.............................................   19,573,921
    Options.................................................        8,768
                                                              -----------
                                                               19,582,689
                                                              -----------
Net Unrealized Appreciation During the Period...............      410,008
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   586,239
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,110,616
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         April 30, 1998    October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $  6,524,377       $ 13,200,083
Net Realized Gain/Loss.................................        176,231           (474,170)
Net Unrealized Appreciation During the Period..........        410,008          7,491,605
                                                          ------------       ------------
Change in Net Assets from Operations...................      7,110,616         20,217,518
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................     (4,526,342)        (8,760,706)
  Preferred Shares.....................................     (2,019,730)        (4,067,268)
                                                          ------------       ------------
Total Distributions....................................     (6,546,072)       (12,827,974)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        564,544          7,389,544
NET ASSETS:
Beginning of the Period................................    284,495,886        277,106,342
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,162,121 and $1,183,816,
  respectively)........................................   $285,060,430       $284,495,886
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                             June 25, 1993
                                                                                             (Commencement
                                                        Year Ended October 31,               of Investment
                             Six Months Ended   -----------------------------------------    Operations) to
                              April 30, 1998      1997      1996      1995         1994     October 31, 1993
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........    $ 14.510        $ 13.877   $13.717   $12.201    $  15.584          $14.766
                                --------        --------   -------   -------    ---------          -------
  Net Investment Income.....        .559           1.130     1.140     1.149        1.108             .312
  Net Realized and
    Unrealized Gain/Loss....        .050            .601      .119     1.548      (3.276)             .710
                                --------        --------   -------   -------    ---------          -------
Total from Investment
  Operations................        .609           1.731     1.259     2.697      (2.168)            1.022
                                ========        ========   =======   =======    =========          =======
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..........        .388            .750      .750      .795         .900             .150
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........        .173            .348      .349      .386         .256             .054
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders..........         -0-             -0-       -0-       -0-         .049              -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........         -0-             -0-       -0-       -0-         .010              -0-
                                --------        --------   -------   -------    ---------          -------
Total Distributions.........        .561           1.098     1.099     1.181        1.215             .204
                                --------        --------   -------   -------    ---------          -------
Net Asset Value, End of the
  Period....................    $ 14.558        $ 14.510   $13.877   $13.717    $  12.201          $15.584
                                ========        ========   =======   =======    =========          =======
Market Price Per Share at
  End of the Period.........    $13.7500        $12.6875   $11.625   $11.375    $  10.500          $15.000
Total Investment Return at
  Market Price (b)..........      11.47%*         16.02%     8.98%    16.07%     (24.59%)           1.01%*
Total Return at Net Asset
  Value (c).................       3.01%*         10.24%     6.82%    19.54%     (16.14%)           4.87%*
Net Assets at End of the
  Period (In millions)......    $  285.1        $  284.5   $ 277.1    $275.2    $   257.5          $ 297.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**...........       1.78%           1.83%     1.90%     1.94%        1.82%            1.59%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........       5.27%           5.56%     5.77%     5.88%        6.11%            4.76%
Portfolio Turnover..........          8%*            23%       37%       58%         115%              55%*
 * Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares...................       1.07%           1.08%     1.10%     1.10%        1.06%            1.11%

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Opportunity Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending June 24, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $23,510,166 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open futures positions at October 31, 1997.

    At April 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $264,187,778; the aggregate gross unrealized appreciation is $19,685,019 and the aggregate gross unrealized depreciation is $102,330, resulting in net unrealized appreciation including open option transactions of $19,582,689.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $30,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,718,548 and $23,825,797, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended April 30, 1998, were as follows:

                                                     CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1997...................          0    $      0
Options Written and Purchased (Net)...............        275      49,341
Options Expired (Net).............................       (200)    (31,198)
                                                         ----    --------
Outstanding at April 30, 1998.....................         75    $ 18,143
                                                         ====    ========

The related futures contracts of the outstanding option transactions as of April 30, 1998, and the description and market value is as follows:

                                                         EXP.           MARKET
                                                        MONTH/          VALUE
                                                       EXERCISE           OF
                                       CONTRACTS        PRICE          OPTIONS
-------------------------------------------------------------------------------
Municipal Bond Index Futures
  June 1998--Written Puts (Current
     Notional Value of $121,063 per
     contract).......................       75           Jun/116       $(9,375)
                                            ==                         =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997............................       75
Futures Opened.............................................       80
Futures Closed.............................................     (155)
                                                                ----
Outstanding at April 30, 1998..............................        0
                                                                ====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 2,300 Auction Preferred Shares ("APS") in three series. Series A and B each contain 800 shares while Series C contains 700 shares. Dividends are cumulative and the dividend rates are currently reset every seven days through an auction process. The average rate in effect on April 30, 1998 was 4.023%. During the six months ended April 30, 1998, the rates ranged from 3.000% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

           VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.